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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 18, 1996





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                     0-11402                  74-1666060
(STATE OR OTHER JURISDICTION     (COMMISSION              (IRS EMPLOYER
   OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)

                  3330 WEST MARKET STREET, AKRON, OHIO 44333
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (330) 867-3700





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ITEM 5.  OTHER EVENTS.

          On October 18, 1996, Telxon Corporation ("Telxon" or the "Company") issued a press release announcing its financial results for its fiscal quarter ended September 30, 1996. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

         The amounts owed from time to time by the Company and its subsidiaries to other creditors, which, as of September 30, 1996, are reflected in the consolidated balance sheet included as part of the press release, determine the extent to which the Company's $82,500,000 aggregate outstanding principal amount of 5 3/4% Convertible Subordinated Notes due 2003 (the "Notes") is subordinated. Under the terms of the Indenture (the "Indenture"), dated December 1, 1995, between the Company and Bank One Trust Company, N.A., as trustee, pursuant to which the Notes were issued in December 1995, the indebtedness evidenced by the Notes is subordinated, to the extent provided in the Indenture, to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). The Notes are also effectively subordinated to the amounts of indebtedness and other liabilities of the Company's subsidiaries. For a discussion summarizing such subordination of the Notes, reference should be made to the Company's Current Report on Form 8-K dated May 21, 1996, as filed with the Securities and Exchange Commission on June 3, 1996 (the "Prior Report") and incorporated herein by reference. The statements in that discussion regarding the provisions of the Indenture are qualified in their entirety by reference to the copy of the Indenture included as an exhibit to the registration statement relating to the Notes which has been filed by the Company under the Securities Act of 1933 as well as to the Company's Current, Quarterly and Annual Reports on Forms 8-K, 10-Q and 10-K which have been filed by the Company under the Securities Exchange Act of 1934 subsequent to the filing of the Prior Report.

         The amounts of Senior Indebtedness, and the amounts of indebtedness and other liabilities of the Company's subsidiaries, as of September 30, 1996 were as follows (such amounts varying from time to time depending upon the operating and capital needs and operating results of Telxon and its subsidiaries):

              Senior Indebtedness                           $  32.0 million

              Indebtedness and Other Liabilities               33.4 million
                 of Subsidiaries*

              -------------------

              * Excludes intercompany liabilities and approximately $1.0 million at September 30, 1996 in subsidiaries' notes and letters of credit guaranteed by Telxon which are included in the amount of Senior Indebtedness above.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

               99    Press Release issued by registrant on October 18, 1996.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TELXON CORPORATION



DATE: October 23, 1996                    By: /s/ Glenn S. Hansen
                                           -------------------
                                            Glenn S. Hansen
                                            Vice President, Legal Administration
                                             and Corporate Counsel